UNITED STATES
                        SECURITIES AND EXCHNGE COMMISION
                            Washington, D. C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



     Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss. 240.14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400




                                                                     May 5, 2003




To Our Shareholders:

        On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Wednesday, June 4, 2003, at the Crowne Plaza, 36 Valley Road, Clark, New Jersey. The Crowne Plaza is located on the circle off exit 135 of the Garden State Parkway (telephone no. (732) 574-0100).

        The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

        We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.


                                            Sincerely,

                                            /s/David Mintz

                                            David Mintz
                                            Chairman
                                            and Chief Executive Officer

                               TOFUTTI BRANDS INC.
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 2003

                              ---------------------

                                                            Cranford, New Jersey
                                                                     May 5, 2003

        The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, on Wednesday, June 4, 2003 at 10:00 a.m., for the following purposes:

        1. To elect five directors to the Board of Directors for the ensuing year;

        2. To ratify the selection of Wiss & Company, LLP as our independent public accountants for the fiscal year ending December 27, 2003; and

        3. To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

        Shareholders of record at the close of business on May 1, 2003 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                            By order of the Board of Directors,

                                            /s/Steven Kass

                                            Steven Kass
                                            Secretary



           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016
                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 2003

        This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m.
on Wednesday June 4, 2003 at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

        This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning May 5, 2003.

Proxy Procedure

        Only shareholders of record at the close of business on May 1, 2003 are entitled to vote in person or by proxy at the Annual Meeting.

        Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

        Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

        The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

        As of May 1, 2003, there were 5,723,667 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

        Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016;
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

        If a nominee for director receives a plurality of the votes cast by the holders of the outstanding shares of common stock entitled to vote at the Annual Meeting, he will be elected. An affirmative majority of the votes cast is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

        Management has received indications from David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 52.4% of the outstanding shares of our common stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. We believe that Mr. Mintz owns a sufficient number of shares to elect the five nominees as directors and to ratify the appointment of Wiss & Company, LLP as our independent auditors.

        Our Annual Report for the fiscal year ended December 28, 2002, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 5, 2003.

Proxy Statement Proposals

        Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

        Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in our year 2004 proxy material, a shareholder's proposal must be received not later than January 2, 2004 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.


        ITEM 1.   ELECTION OF DIRECTORS

        The Board of Directors has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board, with terms expiring as of the date of this Annual Meeting.

        Background information with respect to the five nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.

                                                                        Director
Nominee                      Principal Occupation              Age        Since
-------                      --------------------              ---        -----

David Mintz          Chairman of the Board of Directors         72        1981
                     and Chief Executive Officer

Reuben Rapoport      Director of Product Development and        73        1983
                     Director

Aron Forem           President, Wuhl Shafman Lieberman          48        2000
                     Corp.

Franklyn Snitow      Partner, Snitow & Cunningham               56        1987

Jeremy Wiesen        Associate Professor of Business Law        61        1999
                     and Accounting, Leonard N. Stern
                     School of Business, New York
                     University

        David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981.

        Reuben Rapoport has been the Director of Product Development since January 1984 and a director since July 1983.

        Aron Forem has been a director since 2000. He is president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeast United States. He has been president of Wuhl Shafman Lieberman Corp. since 1980.

        Franklyn Snitow has been a partner in the New York law firm of Snitow & Cunningham, since 1985 and a director since 1987.

        Jeremy Wiesen has been a director since 1999. He has been an Associate Professor of Business Law and Accounting at the Leonard N. Stern School of
Business, New York University since 1972. He was previously a director and officer of Tofutti from June 1983 through January 1986.

        All of our directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to our operations of the company.

        The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

        Our business and affairs are managed under the direction of our Board of Directors, composed of three non-employee directors and two employee directors as of the date of this Proxy Statement. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

        Our Board of Directors held two meetings during the fiscal year ended December 28, 2002. Four of the five directors were in attendance at each meeting. Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

                                 AUDIT COMMITTEE

          The Audit Committee currently consists of Messrs. Forem, Snitow and Wiesen. Each is a director who is not employed by us or affiliated with management. This committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held two meetings in addition to the meetings of the entire Board of Directors during 2002.

Audit Committee Charter

        The Board of Directors has adopted and maintains a written charter for the Audit Committee. A copy of the Audit Committee Charter was included as an exhibit to last year's proxy statement.

Report of  Audit Committee

        The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three directors, who meet the independence and experience requirements of the American Stock Exchange. The Audit Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements and (3) the independence and performance of our external auditors. Management is responsible for the preparation and integrity of our financial statements.

        The Audit Committee reviewed our audited financial statements for the year ended December 28, 2002 and members of the Committee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1. Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 28, 2002.


                                                                 Audit Committee

                                                                 Franklyn Snitow
                                                                 Jeremy Wiesen
                                                                 Aron Forem

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth as of May 1, 2003 certain information regarding the ownership of our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

                                       Amount of
                                      Beneficial         Percent of
Name                                  Ownership(1)       Class(2)
----                                  ------------       --------
David Mintz................        3,396,440 (3)           55.5%
Steven Kass................          795,000 (4)           11.9%
Reuben Rapoport............          127,000 (5)            2.1%
Jeremy Wiesen..............          102,900 (6)            1.7%
Franklyn Snitow............           54,000 (7)            *
Aaron Forem................           20,000 (8)            *
All Executive Officers and
Directors as a group (6
persons)...................        4,493,340 (9)           61.5%

--------------

*       Less than 1%.

        The address of Messrs. Mintz, Kass and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of
Mr.  Wiesen is 254 East 68th  Street,  Apt.  30F, New York,  New York 10021.
The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each person listed above has sole voting and/or investment power of the shares attributed to him.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 1, 2003 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2)     Based on 5,723,667 shares issued and outstanding as of May 1, 2003.
(3) Includes 400,000 shares issuable upon the exercise of currently exercisable stock options.
(4)     Issuable upon the exercise of  currently exercisable stock options.
(5) Includes 90,000 shares issuable upon the exercise of currently exercisable stock options.
(6) Includes 60,000 shares issuable upon the exercise of currently exercisable stock options.
(7) Includes 24,000 shares issuable upon the exercise of currently exercisable stock options.
(8)     Issuable upon the exercise of currently exercisable stock options.
(9) Includes 1,589,000 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of our common stock, to file initial statements of beneficial ownership (Form
3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock and other equity securities of the company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

        To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2002 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

        The  following  table  sets  forth  information   concerning  the  total
compensation during the last three fiscal years for our executive officers whose total salary in fiscal 2002 totaled $100,000 or more:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                              Annual          Long-Term
                                           Compensation      Compensation
                                           ------------      ------------
                                                              Securities
                                                              Underlying
Name and Principal Position       Year       Salary($)        Options (#)
---------------------------       ----      -----------      -----------
David Mintz,                      2002      $500,000(1)           --
Chief Executive Officer           2001       500,000(2)           --
  and Chairman of the Board       2000       447,596(3)           --

Steven Kass,                      2002       250,000(1)           --
Chief Financial Officer,          2001       250,000(2)           --
  Secretary and Treasurer         2000       248,557(3)           --

--------------

(1) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 28, 2003.
(2) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 29, 2002.
(3) Includes bonuses of $250,000 and $125,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid on or about March 23, 2001.

        The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year.

        There are currently no employment agreements between us and any of our officers. Mr. Snitow has not received any cash remuneration for his service as a director in the last three years.

In 2002, Mr. Wiesen and Mr. Forem received $2,500 and $1,000 for their services as director, respectively.

Stock Options

        Neither of the officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

        The following table provides information concerning stock options held in 2002 by each of the executive officers named above in the Summary Compensation Table.


                                                   AGGREGATED OPTION EXERCISES IN LAST
                                              FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                              ---------------------------------------------
                                                            Number of Shares
                                                               Underlying              Value of Unexercised
                               Shares                      Unexercised Options         in the Money Options
                             Acquired on       Value             at FY-End (#)             at FY-End ($)
Name                         Exercise (#)    Realized ($)  Exercisable/Unexercisable  Exercisable/Unexercisable
----                         ------------   -------------  -------------------------  -------------------------
David Mintz,                     --              $ --            600,000(E)           $  870,000(E)(1)
Chief Executive Officer
  and Chairman of the
  Board

Steven Kass,                     --                --            795,000(E)            1,369,000(E)(1)
  Chief Financial Officer,
  Secretary and Treasurer
-----------------------
(E)   Exercisable options
(1)   Calculated by subtracting option exercise price from year-end market price of $2.66 per share.

Certain Transactions

        On February 26, 2002, in view of the strong financial condition of the company, our Board of Directors authorized us to enter into a transaction with David Mintz whereby Mr. Mintz surrendered 480,000 of his options in consideration of the payment to him of the difference between 75% of the closing market price of our common stock on that date ($2.04) and the exercise price of such options. In settlement of this transaction, we paid Mr. Mintz $350,000.


        ITEM 2.   APPOINTMENT OF AUDITORS

        The following resolution will be offered by the Board of Directors at the Annual Meeting.

               "RESOLVED: That the selection of Wiss & Company, LLP by the Board of Directors to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 27, 2003 is ratified, confirmed and approved."

        The Board of Directors believes that Wiss & Company has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our auditors. The Board of Directors recommends that the shareholders ratify and approve the selection of Wiss & Company as our auditors for the fiscal year ending December 27, 2003.

        In the event this resolution does not receive the necessary vote for adoption, or if for any reason Wiss & Company ceases to act as our auditors, the Board of Directors will appoint other independent public accountants as our auditors.

        Representatives of Wiss & Company will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees billed by our independent auditors for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-KSB for Fiscal Year 2002, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-QSB during Fiscal Year 2002, totaled approximately $29,500. The company did not utilize Wiss & Company to provide any services other than in connection with the audit of our financial statements.


        The Board of Directors recommends a vote FOR the foregoing proposal.


                                  OTHER MATTERS

        Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

        Our  financial   statements   are  included  in  our  Annual  Report  to
Shareholders for the 2002 fiscal year, which was expected to be mailed to the shareholders beginning May 5, 2003.

        A COPY OF OUR 2002 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

                       By Order of the Board of Directors,


                                    /s/Steven Kass
                                    Steven Kass
                                    Secretary




Dated: May 5, 2003

                                                                      APPENDIX A



                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 4, 2003 at 10:00 a.m. at the Crowne Plaza, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               TOFUTTI BRANDS INC.

                                  June 4, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. The election of five Directors.
                                                       NOMINEES
[ ]   FOR ALL NOMINEES                                 ( ) DAVID MINTZ
                                                       ( ) ARON FOREM
[ ]   WITHHOLD AUTHORITY FOR ALL NOMINEES              ( ) REUBEN RAPOPORT
                                                       ( ) FRANKLYN SNITOW
[ ]   FOR ALL EXCEPT (See instructions below)          ( ) JEREMY WIESEN

INSTRUCTION:   To withhold  authority  to vote for any  individual  nominee(s),
-----------    mark "FOR ALL EXCEPT"  and  fill  in the  circle  next  to each nominee  you  wish to withhold, as shown here: (X)


               2. To ratify the selection of Wiss & Company, LLP as the Company's independent public accountants for the fiscal year ending December 27, 2003.
                      [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


               3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN
ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 27, 2003.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Shareholder__________ Date _____
Signature of Shareholder__________ Date _____

Note: This proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.